                                                                      Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Neil A. Armstrong
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Clarence P. Cazalot, Jr.
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ J. Gary Cooper
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Charles A. Corry
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Robert M. Hernandez
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Shirley Ann Jackson
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Charles R. Lee
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Paul E. Lego
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ John F. McGillicuddy
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Seth E. Schofield
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ John W. Snow
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Thomas J. Usher
                                             ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation and USX HoldCo, Inc. (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Holding Company Reorganization Agreement between USX Corporation, USX HoldCo, Inc. and United States Steel LLC, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2001.


                                             /s/ Douglas C. Yearley
                                             ---------------------------------